Exhibit 99.1

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC USA 20549

To whom it may concern:

Re: OCM HoldCo, LLC

We are the independent registered public accounting firm of OCM HoldCo, LLC (the “Registrant”).

We agree with the disclosure made under Item 4.02 of Form 8K filed with the Securities and Exchange Commission on March 31, 2010, as to (1) our notification to the Registrant as stated therein and (2) the matter discussed in the second paragraph.

April 1, 2010

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